UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2005 (October 6, 2005)

SPRINT NEXTEL CORPORATION

(Exact name of registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia 20191

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 433 - 4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached as Exhibit 99.1 is an investor relations Q&A regarding Nextel Partners’ definitive proxy statement filed on September 22, 2005, which exhibit is also incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description
99.1	Investor Relations Q&A, dated October 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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/s/ Gary D. Begeman
Gary D. Begeman
Vice President

Date: October 6, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Investor Relations Q&A, dated October 6, 2005